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              ORBITEX Group of Funds, ORBITEX Management, Inc. and
                         ORBITEX Funds Distributor, Inc.
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       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT
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I.   INTRODUCTION

     Orbitex Group of Funds (the "Trust"), a registered open-end investment company currently consisting of multiple separate series (each, a "Fund"), Orbitex Management, Inc. (the "Adviser") and Orbitex Funds Distributor, Inc. (the "Distributor") recognize the importance of high ethical standards in the conduct of their business and require that this Code of Ethics ("Code") be observed by each Access Person (defined below in Section III (e)). All recipients of this Code are hereby directed to read it carefully, retain it for future reference and abide by the rules and policies set forth herein.

     While compliance with the provisions of the Code is anticipated, Access Persons should be aware that in response to any violations, the Trust and the Adviser will take whatever action is deemed appropriate under the circumstances including, but not necessarily limited to, dismissal of such Access Person. Technical compliance with the Code's procedures will not automatically insulate from scrutiny trades which show a pattern of abuse of an individual's fiduciary duties1 to the Trust.

II.  PURPOSE

     This Code has been adopted by the Trust, the Adviser and the Distributor, respectively, pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Rule 17j-1 generally prohibits fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by investment companies, if effected by persons associated with such companies. The purpose of this Code is to provide regulations and procedures consistent with the 1940 Act and Rule 17j-1.

     The basic tenets of Rule 17j-1 are as follows:

     It is unlawful for any Access Person, in connection with the purchase or sale, directly or indirectly, by such person of a Security Held or to be Acquired by a Fund:

          a.   to employ any device, scheme or artifice to defraud the Trust,

-----------------

A fiduciary duty is a duty to act for someone else's (i.e., our Fund shareholders) benefit, while subordinating one's personal interests to that of the other person. It is the highest standard of duty imposed by law.

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          b.        to make to the Trust any untrue statement of a material
               fact or to omit to state to the Trust a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading, or

          c. to engage in any act, practice, or course of business that operates or would operate as a fraud or deceit upon the Trust, or to engage in any manipulative practice with respect to the Trust.

III. DEFINITIONS

  (a) "Trust" means the Orbitex Group of Funds. Any reference herein to the Trust will also be deemed a reference to any Fund, unless there is a specification to the contrary.

  (b) "Fund" means each of the series of the Trust, and all the series which will become a part of the Trust's complex. Any reference herein to the Fund will be deemed a reference to the Trust, unless there is a specification to the contrary.

  (c)             "Adviser" means Orbitex Management, Inc.

  (d) "Access Person," means (1) any director, trustee, officer, general partner or Advisory Person of the Trust or the Adviser and (2) any director or officer of the Distributor who, in the ordinary course of business, makes, participates in or obtains information regarding, the purchase or sale of Securities by a Fund, or whose functions or duties in the ordinary course of business relate to the making of any recommendation to a Fund regarding the purchase or sale of Securities.

  (e) "Advisory Person" means (1) any employee of the Trust or the Adviser, or of any company in a control relationship to the Trust or the Adviser, who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a Security by the Trust, or whose functions relate to the making of any recommendations with respect to such purchases or sales and (2) any natural person in a control relationship to the Trust or the Adviser who obtains information concerning recommendations made to the Trust or the Adviser with regard to the purchase or sale of a Security.

  (f) "Distributor" means Orbitex Funds Distributor, Inc., an affiliate of the Adviser.

  (g) "Independent Trustee" is anyone who sits on the Board of Trustees of the Trust and who has no relationship with the Trust other than that of Trustee, and who is not otherwise classifiable as an Access Person or an Advisory Person; and who is not an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

  (h) "Investment Personnel" means (1) any employee of the Trust or the Adviser

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       (or of any company in a control relationship to the Trust or the Adviser)
       who, in connection with his or her regular functions or duties, makes or participates in making recommendations regarding the purchase or sale of securities by a Fund and (2) any natural person who controls the Trust or the Adviser and who obtains information concerning recommendations made to a Fund regarding the purchase or sale of securities by the Fund.

  (i) A Security is "being considered for purchase or sale" when a recommendation to purchase or sell a Security has been made and communicated or, with respect to the person making the recommendation, when such person considers making such a recommendation or when there is any outstanding order to purchase or sell that security.

  (j) "Control" means the power to exercise a controlling influence over the management or policies of the Trust, the Adviser or the Distributor. See Section 2(a)(9) of the 1940 Act.

  (k) "Beneficial Ownership" means ownership of securities or securities accounts by or for the benefit of a person, or such person's "family member," including any account in which the person or family member of that person holds a direct or indirect beneficial interest, retains discretionary investment authority or exercises a power of attorney. The term "family member" means any person's spouse, child or other relative, whether related by blood, marriage, or otherwise, who either resides with, is financially dependent upon, or whose investments are controlled by that person. The term also includes any unrelated individual whose investments are controlled and whose financial support is materially contributed to by that person, such as a "significant other."

  (l)             "Security" shall have the meaning set forth in Section 2(a)
       (36) of the 1940 Act, except that it shall not include shares of registered open-end investment companies, securities issued by the Government of the United States, short term debt securities which are "government securities" within the meaning of Section 2(a)(16) of the 1940 Act, bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements.

  (m) "Initial Public Offering" means an offering of securities registered under the Securities Act of 1933, as amended, the issuer of which, immediately before the registration, was not subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended.

  (n) "Limited Offering" means an offering that is exempt from registration under the Securities


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       Act of 1933, as amended, pursuant to Section 4(2) or Section 4(6) or pursuant to Rule 504, 505 or 506 under the Securities Act of 1933, as amended.

  (o) "Purchase or Sale of a Security" includes, among other things, the writing of an option to purchase or sell a Security.

  (p) "Security Held or to be Acquired" by a Fund means any Security which, within the most recent 15 days, (1) is being or has been held by the Fund, or (2) is being or has been considered by the Fund or the Adviser for purchase by the Fund.

  (q) "Compliance Officer" shall mean, with respect to the Trust, the Adviser or the Distributor, the person appointed by the Trustees of the Trust, the board of the Adviser or the board of the Distributor, as the case may be, to administer the Code and shall include other person(s) designated by the Compliance Officer to administer the Code.

IV.  EXEMPTED TRANSACTIONS

     The prohibitions of Section V of this Code shall not apply to:

  (a) Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control.

  (b) Open-end mutual funds, including money market funds purchased or sold directly through the fund or its transfer agent.

  (c) Purchases which are made by reinvesting cash dividends pursuant to an automatic dividend or distribution reinvestment program or employee stock option plan (this exception does not apply to optional cash purchases).

  (d)     U.S. Government Securities purchased directly from the U.S.
       Government.

  (e)     Bank certificates of deposits purchased directly from a bank.

  (f) Purchases effected upon the exercise of rights issued by an issuer PRO RATA to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

  (g) Purchases or sales which are non-volitional on the part of EITHER the Access Person or the Trust or the Adviser.

V.   COMPLIANCE PROCEDURES

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A.     General Prohibition:

       No Access Person shall purchase or sell directly or indirectly, any Security in which he or she has, or by reason of such transaction acquires, any Beneficial Ownership and which he or she knows or should have known at the time of such purchase or sale;

       (1)      is being considered for purchase or sale by a Fund, or
       (2)      is being purchased or sold by a Fund.

B.     Conflicts of Interest:

       Each Access Person has the duty to disclose to the Trust, the Adviser and the Distributor, as the case may be, any interest whatsoever that he or she may have in any firm, corporation or business unit with which he or she is called upon to deal as part of his or her assigned duties with the Trust, the Adviser or the Distributor, or any other activity that the Access Person reasonably believes presents a potential conflict of interest. This disclosure should be timely so that the Trust, the Adviser or the Distributor may take such action concerning the conflict as deemed appropriate by the Compliance Officer or the General Counsel of the Adviser or the General Counsel of the Distributor. Use Form E attached hereto for disclosure falling within this subsection.

C.     Gifts:

       Access Persons may not accept any fee, commission, gift, or services, other than DE MINIMIS gifts, from any persons or entities doing business with or on behalf of the Trust.

D.     Service as a Board Member:

       No Investment Personnel may serve on the board of a publicly traded company unless prior authorization is obtained from the Compliance Officer based on a determination that (1) the business of such company does not conflict with the interests of the Trust, (2) service would be consistent with the best interests of the Trust and its shareholders, and (3) service is not prohibited by law. If such service is authorized, procedures will then be put in place to isolate such Investment Personnel serving as directors of outside entities from those making investment decisions on behalf of the Trust.

       Advanced notice should be given so that the Trust or the Adviser may take such action concerning the conflict as deemed appropriate by the Compliance Officer. Form E can be used to disclose any intent to serve as a board member of a publicly traded company.

E.     Initial Public Offerings:

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       Investment Personnel must obtain prior approval from the Compliance
Officer before directly or indirectly acquiring Beneficial Ownership in any securities in an Initial Public Offering or in a Limited Offering. Those Investment Personnel who have obtained prior approval and made an investment in an Initial Public Offering or a Limited Offering must disclose (on Form E) that investment to the Compliance Officer when they such Investment Personnel play a part in any subsequent consideration of an investment in the issuer by a Fund. Under such circumstances, the Fund's decision to purchase securities of the issuer of the Initial Public Offering or the Limited Offering must be subject to independent review by the Compliance Officer or Investment Personnel with no personal interest in the issuer.

       Use Form E attached hereto for disclosure of activities falling within this subsection.

F.     Purchases or Sales by Investment Personnel:

       No Investment Personnel may execute a personal Securities transaction within 7 calendar days before and after a Fund for which he or she is responsible trades in that Security.

G.     Short-Term Trading Profits:

       Investment Personnel may not profit from the purchase and sale, or sale and purchase, of the same or equivalent Securities within 60 calendar days.

VI.    SANCTIONS

       If the Compliance Officer discovers that an Access Person has violated any provision of the Code, the Compliance Officer may impose such sanctions as he or she deems appropriate, including, but not limited to, a letter of censure, suspension with or without pay, or termination of employment. Any such violation shall be reported to the Trustees of the Trust at the next meeting of the Trustees occurring after the Compliance Officer becomes aware of the violation.

       Any profits realized on personal transactions in violation of the Code must be disgorged in a manner directed by the Adviser.

VII.   REPORTING AND MONITORING

A. The Compliance Officer shall monitor the personal trading activity of all Access Persons pursuant to the procedures established under this Code. The forms (Form A-E) attached hereto are designed to achieve this purpose.

B. Each Access Person, except the Independent Trustees*, shall submit to the Compliance Officer:

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*  Independent Trustees may be required to file a Quarterly Transaction
   Report - see Section VII C. below.

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(i)   Initial Holdings Reports. No later than 10 days after the person becomes an Access Person, the following information:

      (A) The title, number of shares and principal amount of each Security in which the Access Person had any Beneficial Ownership when the person became an Access Person;

      (B) The name of any broker, dealer or bank with whom the Access Person maintained an account in which any securities were held for the direct or indirect benefit of the Access Person as of the date the person became an Access Person; and

      (C)   The date that the report is submitted by the Access Person.

(ii) Quarterly Transaction Reports. No later than 10 days after the end of a calendar quarter, the following information:

      (A) With respect to any transaction during the quarter in a Security in which the Access Person had any Beneficial Ownership:

            (1) The date of the transaction, the title, the interest rate and maturity date (if applicable), the number of shares and the principal amount of each Security involved;

            (2) The nature of the transaction (I.E., purchase, sale or any other type of acquisition or disposition);

            (3) The price of the Security at which the transaction was effected;

            (4) The name of the broker, dealer or bank with or through which the transaction was effect; and

            (5)  The date that the report is submitted by the Access Person.

      (B) With respect to any account established by the Access Person in which any securities were held during the quarter for the direct or indirect benefit of the Access Person:

            (1) The name of the broker, dealer or bank with whom the Access Person established the account;

            (2)  The date the account was established; and

            (3)  The date that the report is submitted by the Access
                 Person.

(iii) Annual Holdings Reports. Annually, the following information (which information must be current as of a date no more than 30 days before the report is submitted):

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      (A)   The title, number of shares and principal amount of each Security in which the Access Person had any Beneficial Ownership;

      (B) The name of any broker, dealer or bank with whom the Access Person maintains an account in which any securities are held for the direct or indirect benefit of the Access Person; and

      (C)   The date that the report is submitted by the Access Person.

C. An Independent Trustee need only file a Quarterly Transaction Report if he or she, at the time of a transaction, knew, or in the ordinary course of fulfilling his or her official duties as a Trustee, should have known that during the 15 day period immediately preceding or following the date of the transaction in a Security by the Independent Trustee the Security was purchased or sold by a Fund or was considered for purchase or sale by a Fund.

D. Each Access Person shall complete an annual certification on the form attached as Form C (or as revised from time to time) that he or she has received, read and understood the Code and that he or she is subject to and has complied with each of the Code's provisions applicable to such person.

E. The Compliance Officer shall prepare annually a written report for the Board of Trustees which (1) describes any issues arising under the Code since the last report to the Board of Trustees, including, but not limited to, information about material violations of the Code and sanctions imposed in response thereto and (2) certifies that the Trust, the Adviser and the Distributor have adopted procedures reasonably necessary to prevent Access Persons from violating the Code.

F. All reports furnished pursuant to this Code will be maintained on a confidential basis and will be reasonably secured to prevent access to such records by unauthorized personnel.

G.  An Access Person need not make a Quarterly Transaction Report under
    Section VII B.(ii) if all of the information required in such report would duplicate information (1) contained in broker trade confirmations or account statements received by the Trust, the Adviser or the Distributor with respect to the Access Person in the time period required by Section VII B.(ii) or (2) required to be recorded under Rule 204-2(a)(12) under the Investment Advisers Act of 1940, as amended.

VIII. RECORDKEEPING

    The Trust, the Adviser and the Distributor will maintain the following records at their principal place of business:

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    (A)     A copy of this Code in an easily accessible place;

    (B) A record of any violation of the Code, and any action taken as a result of the violation, in an easily accessible place for at least five years after the end of the fiscal year in which the violation occurs;

    (C) A copy of each report made by an Access Person for at least five years after the end of the fiscal year in which the report is made, the first two years in an easily accessible place;

    (D) A record of all persons, currently or within the past five years, who are or were required to make reports as required by this Code, or who are or were responsible for reviewing these reports, in an easily accessible place;

    (E) A copy of each report required by Section VII E. of the Code for at least five years after the end of the fiscal year in which the report is made, the first two years in an easily accessible place; and

    (F) A record of any decision, and the reasons supporting the decision, to approve the acquisition by Investment
            Personnel of securities under Section V E. of the Code for at least five years after the end of the fiscal year in which the approval is granted.

IX.    CONCLUSION

       Upon receipt of this Code, all personnel must do the following:

1. All new employees must read the Code, complete all relevant forms (attached hereto) and schedule a meeting with the Compliance Officer to discuss the provisions herein within two calendar weeks of employment.

       Before completing the forms, multiple copies of the following forms must be made so that you will have the copies you need to insure continuing compliance:

1.       Form A,
2.       Form B,
3.       Form C,
4.       Form D,
5.       Form E.

2. Existing employees who did not receive this Code upon hire, for whatever reason, must read the Code, complete all relevant forms (attached hereto) and schedule a meeting with the Compliance Officer to discuss the provisions herein at the earliest possible time; but not later than the end of the relevant quarter as delineated on Form A.

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       Before completing the forms, multiple copies of the following forms must be made so that you will have the copies you need to insure continuing compliance:

1.       Form A,
2.       Form B,
3.       Form C,
4.       Form D,
5.       Form E.

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               ORBITEX Group of Funds and ORBITEX Management, Inc.
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                                  FORM A TO THE
       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT

              QUARTERLY SECURITIES TRANSACTION CONFIDENTIAL REPORT


Calendar quarter ended:    March 31, _______                  June 30, _______
(Circle & Complete One)
                         September 30, _______              December 31, _______

This report is submitted by ___________________________________ (print name).
I certify that the transactions listed below are the only transactions effected in securities of which I had Beneficial Ownership, as defined in Section III(n) of the Code, during the calendar quarter noted above.

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   Date of             Type of          Title of          Number        Principal                          Broker/
Transaction          Transaction        Security         of Shares        Amount          Price             Dealer
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

------------------ ---------------- ---------------- --------------- ---------------- ---------------- ---------------

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

P = Purchase                              (Use additional sheets if necessary)
S = Sale
E = Exercise of Option

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                                                   Signature

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                                                      Date

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                   ORBITEX Group of Funds and ORBITEX Management, Inc.
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                                  FORM B TO THE
       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT

ANNUAL SECURITIES HOLDING CONFIDENTIAL REPORT for the Year Ended
December 31, ____


This report is submitted by ___________________________________ (print name).


I certify that the transactions listed below are the only transactions effected in securities of which I had Beneficial Ownership, as defined in Section III(j) of the Code, as of the year indicated above.

---------------------------------------- -------------------------------------- --------------------------------------
        Title/Type of Security                     Number of Shares                       Principal Amount
---------------------------------------- -------------------------------------- --------------------------------------

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

                                           (Use additional sheets if necessary)



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                                                       Signature


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                                                         Date

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              ORBITEX Group of Funds and ORBITEX Management, Inc.
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                                  FORM C TO THE
       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT


                ANNUAL CERTIFICATION OF COMPLIANCE WITH THE CODE


         I, ____________________________, hereby certify that I have received the Code (the "Code") adopted as of January 13, 1999 pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended, and that I have read and understood the Code. I further certify that I am subject to the Code and have complied with each of the Code's provisions to which I am subject, including the disclosure of all personal securities in which I have Beneficial Ownership, as defined in Section III(j) of the Code.







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                                                         Signature


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                                                           Position


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                                                             Date

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             ORBITEX Group of Funds and ORBITEX Management, Inc.
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                                  FORM D TO THE
       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT

                CONFIDENTIAL LIST OF INITIAL SECURITIES HOLDINGS

         I hereby certify that the following is a complete listing of all securities* (other than open-end mutual funds and other exempt securities as described in Section IV of the Code) beneficially owned (as described in III(j) of the Code) by me as of the date hereof.

         *Note: The term "securities" includes all stocks, bonds, derivatives, private placements, limited partnership interests, etc. Failure to fully disclose all securities will be considered a violation of the Code.

------------------------------- ---------------------------- ---------------------------- ----------------------------
           NAME OF                        TYPE OF                 NUMBER OF SHARES                   YEAR
           SECURITY                      SECURITY                OR PRINCIPAL VALUE                ACQUIRED
                                                                      OF BONDS
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

                                          (Use additional sheets if necessary)


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                                                        Signature


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                                                          Date

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           ORBITEX Group of Funds and ORBITEX Management, Inc.
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                                  FORM E TO THE
       CODE OF ETHICS PURSUANT TO RULE 17J-1 OF THE INVESTMENT COMPANY ACT

                 CONFIDENTIAL LIST OF OTHER REGULATED ACTIVITIES

     I hereby certify that the following is a list of transactions engaged in or proposed to be engaged in by me, as referred to in Section V(B), V(D), and V(F), of the Code:

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                                                        Signature


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                                                          Date